                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              ------------------

                                   FORM 8-K


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  August 8, 1997
                                                           --------------


                       Choice Hotels International, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



         Delaware                                               52-1985619
----------------------------                               --------------------
(State or Other Jurisdiction                                (IRS Employer
 of Incorporation)                                          Identification No.)



                              10750 Columbia Pike
                        Silver Spring, Maryland  20901
                   ----------------------------------------
                   (Address of Principal Executive Offices)


                                (301) 979-5000
            -------------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 5.   Other Events
          ------------

     Choice Hotels International, Inc. ("Choice" and, together with its subsidiaries, the "Company") deems the information attached hereto as Exhibit 99.1, and incorporated herein by reference, to be of importance to its security holders, as it provides supplemental information relating to the reclassification of revenues and operating expenses of the Company for the fiscal years ended May 31, 1997 and 1996 and for the quarterly periods comprising such fiscal years. This reclassification does not require any amendments to the Company's reports filed under the Securities Exchange Act of 1934, as amended.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

     (c)  Exhibits
          --------

          99.1 Choice Hotels International, Inc. Comparative Consolidated Statements of Income.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Choice Hotels International, Inc.



                              By:  /s/ James A. MacCutcheon
                                   -------------------------
                                   James A. MacCutcheon
                                   Executive Vice President,
                                   Chief Financial Officer
                                   and Treasurer



Date:  August 8, 1997

Choice Hotels International, Inc.
Comparative Consolidated Statements of Income
                                                            Three Months Ended         Three Months Ended
                                                          August 31,  August 31,   November 30,  November 30,
(In thousands)                                               1996        1995         1996           1995
                                                           --------    --------     --------      ---------
Revenues
      Royalties, initial fees and other                     $33,774     $29,738      $32,597        $28,900
      Product sales                                           7,800       4,500        4,652          5,766
      Marketing and reservations                             27,813      26,294       26,905         24,897
      Hotel operations                                       49,652      39,093       44,950         36,591
                                                           --------    --------     --------      ---------

              Total revenues                                119,039      99,625      109,104         96,154
                                                           --------    --------     --------      ---------

Operating Expenses
      Franchise marketing and reservations                   26,845      24,348       25,268         23,877
      Hotel operations                                       32,359      27,253       31,387         27,501
      Franchise selling, general and administrative          12,901      12,534       14,830         11,698
      Hotel selling, general and administrative                 792         679        1,354            796
      Product services cost of sales                          7,439       4,284        4,362          5,620
      Depreciation and amortization                           6,940       6,054        7,462          6,688
      Provision for asset impairment and restructuring            -           -            -              -
                                                           --------    --------     --------      ---------
              Total operating expenses                       87,276      75,152       84,663         76,180

                                                           --------    --------     --------      ---------
Income before expenses and income taxes                      31,763      24,473       24,441         19,974
                                                           --------    --------     --------      ---------

Other Expenses
      Interest expense, net                                   5,866       5,900        6,326          6,023
      Minority interest                                           -           -            -              -
                                                           --------    --------     --------      ---------
              Total other expenses                            5,866       5,900        6,326          6,023
                                                           --------    --------     --------      ---------

Income before income taxes                                   25,897      18,573       18,115         13,951
Income taxes                                                 10,500       7,658        7,500          5,821
                                                           --------    --------     --------      ---------
Net income before extraordinary item                         15,397      10,915       10,615          8,130
                                                           --------    --------     --------      ---------
Extraordinary item - loss from early extinguishment
  of debt (net of $747 tax benefit)                               -           -            -              -
                                                           --------    --------     --------      ---------
Net income                                                  $15,397     $10,915      $10,615        $ 8,130
                                                           ========    ========     ========      =========

Pro forma earnings per share before extraordinary item(a)     $0.24       $0.17        $0.17          $0.13
Pro forma extraordinary item per share                            -           -            -              -
                                                           --------    --------     --------      ---------
Pro forma earnings per share(a)                               $0.24       $0.17        $0.17          $0.13
                                                           ========    ========     ========      =========
Pro forma weighted average shares outstanding                63,000      62,628       63,050         62,587
                                                           ========    ========     ========      =========


Choice Hotels International, Inc.
Comparative Consolidated Statements of Income
                                                            Three Months Ended        Three Months Ended     Twelve Months Ended
                                                        February 28,  February 29,    May 31,    May 31,     May 31,      May 31,
(In thousands)                                              1997           1996         1997       1996        1997         1996
                                                          --------       --------     --------   --------    ---------    --------
Revenues
      Royalties, initial fees and other                   $ 24,709        $22,609      $30,777   $ 25,684     $121,857    $106,931
      Product sales                                          5,099          4,003        5,247      7,301       22,798      21,570
      Marketing and reservations                            20,837         20,386       23,966     23,556       99,521      95,133
      Hotel operations                                      39,704         33,551       51,447     45,390      185,753     154,625
                                                          --------       --------     --------   --------    ---------    --------
              Total revenues                                90,349         80,549      111,437    101,931      429,929     378,259
                                                          --------       --------     --------   --------    ---------    --------

Operating Expenses
      Franchise marketing and reservations                  22,167         19,916       22,445     24,305       96,725      92,446
      Hotel operations                                      30,041         27,699       33,812     34,028      127,599     116,481
      Franchise selling, general and administrative         11,550         12,714       11,821      8,250       51,102      45,196
      Hotel selling, general and administrative                953            682          931        190        4,030       2,347
      Product services cost of sales                         5,536          3,824        5,429      6,981       22,766      20,709
      Depreciation and amortization                          7,640          6,418        7,755      6,902       29,797      26,062
      Provision for asset impairment and restructuring           -              -            -     33,335           -       33,335
                                                          --------       --------     --------   --------    ---------    --------
              Total operating expenses                      77,887         71,253       82,193    113,991      332,019     336,576
                                                          --------       --------     --------   --------    ---------    --------
Income before expenses and income taxes                     12,462          9,296       29,244    (12,060)      97,910      41,683
                                                          --------       --------     --------   --------    ---------    --------

Other Expenses
      Interest expense, net                                  6,414          6,418        7,080      5,952       25,686      24,293
      Minority interest                                          -              -            -      1,532            -       1,532
                                                          --------       --------     --------   --------    ---------    --------
              Total other expenses                           6,414          6,418        7,080      7,484       25,686      25,825
                                                          --------       --------     --------   --------    ---------    --------

Income before income taxes                                   6,048          2,878       22,164    (19,544)      72,224      15,858
Income taxes                                                 2,600          1,487        9,600     (7,566)      30,200       7,400
                                                          --------       --------     --------   --------    ---------    --------
Net income before extraordinary item                         3,448          1,391       12,564    (11,978)      42,024       8,458
                                                          --------       --------     --------   --------    ---------    --------
Extraordinary item - loss from early extinguishment
  of debt (net of $747 tax benefit)                              -              -        1,144          -        1,144           -
                                                          --------       --------     --------   --------    ---------    --------
Net income                                                  $3,448        $ 1,391      $11,420   $(11,978)    $ 40,880     $ 8,458
                                                          ========       ========     ========   ========    =========    ========
Pro forma earnings per share before extraordinary item(a)    $0.05          $0.02        $0.20     ($0.19)       $0.67       $0.14
Pro forma extraordinary item per share                           -              -        (0.02)         -        (0.02)          -
                                                          --------       --------     --------   --------    ---------    --------
Pro forma earnings per share(a)                              $0.05          $0.02        $0.19     ($0.19)       $0.65       $0.14
                                                          ========       ========     ========   ========    =========    ========
Pro forma weighted average shares outstanding               63,339         62,644       61,422     62,628       62,680      62,628
                                                          ========       ========     ========   ========    =========    ========

(a) The sum of these amounts does not equal the annual amount because of rounding.

Note: earnings per share before extraordinary item, extraordinary item per share, earnings per share and weighted average shares outstanding are presented on a pro forma basis because the Company was a subsidiary of Manor Care, Inc. until November 1, 1996.